SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported): October 21, 2003


                             RADIOSHACK CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                    1-5571                      75-1047710
      (State or other             (Commission                 (I.R.S. Employer
      jurisdiction of             File Number)               Identification No.)
       incorporation)

     100 Throckmorton Street, Suite 1800, Fort Worth, Texas        76102
           (Address of principal executive offices)              (Zip Code)


         Registrant's telephone number, including area code (817) 415-3700

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

Exhibit No.
   99.1           Press Release, dated October 21, 2003.

Item 12.  Results of Operations and Financial Condition


     On October 21, 2003, RadioShack Corporation (the "Company") issued a press release reporting its results of operations for the second quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.1.

     In the press release, the Company utilized a non-GAAP financial measure to present the Company's free cash flow. The Company's management believes that free cash flow is an appropriate indication of the Company's ability to fund share repurchases, repay maturing debt, change dividend payments or fund other uses of capital that management believes will enhance stockholder value. Management does not intend the presentation of this non-GAAP financial measure to be considered in isolation or as a substitute for measures prepared in accordance with GAAP.

                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 21st day of October, 2003.

                                      RADIOSHACK CORPORATION


                                      /s/  Mark C. Hill
                                      ------------------------------------------
                                      Mark C. Hill
                                      Senior Vice President - Chief
                                      Administrative Officer, Corporate
                                      Secretary and General Counsel

                                  EXHIBIT INDEX

Exhibit No.
     99.1           Press Release, dated October 21, 2003.

                                                                    Exhibit 99.1

                                                                October 21, 2003
                                                                    RSH-2003-048

For further information contact:
James M. Grant,                                   Laura Moore,
Senior Director, Investor Relations               Senior Vice President,
(817) 415-7833                                    Chief Communications Officer
Or                                                (817) 415-3300
Leah M. King                                      Media.relations@radioshack.com
Director, Investor Relations                      ------------------------------
(817) 415-2909
investor.relations@radioshack.com
---------------------------------

    RadioShack Corporation Announces Third Quarter 2003 Financial Results
                        Net Income up 27%, E.P.S. up 36%

Fort Worth, Texas - RadioShack Corporation (NYSE: RSH) today announced third quarter net income of $57 million or $0.34 per diluted share for the quarter ended September 30, 2003, compared to net income of $45 million or $0.25 per diluted share for the quarter ended September 30, 2002. Third quarter 2003 earnings per diluted share were favorably impacted by less than one cent from the net effect of a litigation settlement and costs related to the rationalization of certain manufacturing and installation businesses.

Comparable store sales for the third quarter 2003 were up 3% compared to the prior year. Total sales in the third quarter 2003 were up 2% to $1,064 million, compared to total sales of $1,047 million for the previous year. Wireless communications department sales for the third quarter of 2003 were up 12%. RadioShack drove increases in both total sales and gross margin percentage in the same quarter for the first time in 19 quarters.

"RadioShack is clearly on the right track. Third quarter financials were the result of striking a very prudent balance between sales and profitability," said Leonard Roberts, chairman and chief executive officer of RadioShack Corporation. "Our vendor initiatives, buying disciplines, and field execution are driving higher profit and better returns for our shareholders."

Inventory turnover through the third quarter of 2003 was 2.6 times versus 2.4 times a year ago. Free cash flow(1) was $321 million for the nine-months ended September 30, 2003, compared to $217 million in the prior year.

As for fourth quarter 2003 guidance, RadioShack anticipates generating diluted earnings per share of $0.67 - $0.70.

Today at 9:00 a.m. ET, management will host a conference call for interested investors followed by a question and answer period. The public is invited to listen to the call live on the Internet at www.radioshackcorporation.com on the Investor Relations page. The call will be replayed on the Web site until January 9, 2004 at 11:59 p.m. ET.

Statements made in this news release which are forward-looking statements involve risks and uncertainties and are indicated by words such as
"anticipates," "approximately," and other similar words or phrases. These uncertainties include, but are not limited to, economic conditions, product demand, competitive products and pricing, availability of products, the regulatory environment and other risks indicated in filings with the S.E.C. such as RadioShack's most recent Form 10-K and 10-Q.

Fort Worth, Texas-based RadioShack Corporation (NYSE: RSH) is the nation's most trusted consumer electronics specialty retailer of wireless communications, electronic parts, batteries and accessories as well as other digital technology products and services. With more than 7,000 outlets nationwide, it is estimated that 94 percent of all Americans live or work within five minutes of a RadioShack store or dealer. The company's knowledgeable sales associates and brand position - "You've got questions. We've got answers.(R)" - support RadioShack's mission to demystify technology in every neighborhood in America. For more information on the company, visit the RadioShack Corporation Web site at www.radioshackcorporation.com. For more information on RadioShack products and services, visit its e-commerce Web site at www.radioshack.com.

--------
1 Free cash flow is defined as net cash from operating activities minus additions to property, plant and equipment (a.k.a. capital expenditures) minus dividends paid.

RADIOSHACK CORPORATION AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)
(In millions, except per share amounts)
                                                 Three Months Ended        Increase/       Nine Months Ended        Increase/
                                                    September 30,         (Decrease)         September 30,         (Decrease)
                                               -----------------------   ------------   -----------------------   ------------
                                                  2003         2002      2003 vs 2002      2003         2002      2003 vs 2002
                                               ----------   ----------   ------------   ----------   ----------   ------------
Net sales and operating revenues                $1,063.6     $1,047.0     $    16.6      $3,158.9     $3,079.5     $    79.4
Cost of products sold                              530.9        525.6           5.3       1,577.6      1,528.3          49.3
                                               ----------   ----------   ------------   ----------   ----------   ------------
Gross profit                                       532.7        521.4          11.3       1,581.3      1,551.2          30.1
                                               ----------   ----------   ------------   ----------   ----------   ------------
Operating expenses:
  Selling, general and
   administrative                                  421.4        420.0           1.4       1,235.8      1,234.5           1.3
  Depreciation and amortization                     23.3         23.0           0.3          68.8         71.9          (3.1)
                                               ----------   ----------   ------------   ----------   ----------   ------------
Total operating expenses                           444.7        443.0           1.7       1,304.6      1,306.4          (1.8)
                                               ----------   ----------   ------------   ----------   ----------   ------------
Operating income                                    88.0         78.4           9.6         276.7        244.8          31.9

Interest income                                      1.9          2.2          (0.3)         11.4          6.1           5.3
Interest expense                                    (8.7)       (11.3)          2.6         (28.1)       (32.8)          4.7
Other income                                         8.9          3.1           5.8          12.0         30.8         (18.8)
                                               ----------   ----------   ------------   ----------   ----------   ------------
Income before income taxes                          90.1         72.4          17.7         272.0        248.9          23.1
Provision for income taxes                          33.0         27.5           5.5         100.8         94.6           6.2
                                               ----------   ----------   ------------   ----------   ----------   ------------
Net income                                      $   57.1     $   44.9     $    12.2      $  171.2     $  154.3     $    16.9
                                               ==========   ==========   ============   ==========   ==========   ============
Net income per common share:

  Basic                                         $   0.34     $   0.25     $    0.09      $   1.01     $   0.87     $    0.14
                                               ==========   ==========   ============   ==========   ==========   ============
  Diluted                                       $   0.34     $   0.25     $    0.09      $   1.01     $   0.83     $    0.18
                                               ==========   ==========   ============   ==========   ==========   ============
Shares used in computing earnings per common
 share:

  Basic                                            166.1        172.1          (6.0)        168.8        174.4         (5.6)
                                               ==========   ==========   ============   ==========   ==========   ============
  Diluted                                          167.6        178.0         (10.4)        169.4        181.0        (11.6)
                                               ==========   ==========   ============   ==========   ==========   ============

RADIOSHACK CORPORATION AND SUBSIDIARIES
Consolidated Balance Sheets (Unaudited)
(In millions)
                                        Sept. 30,      Dec. 31,       Sept. 30,
                                          2003           2002           2002
                                      ------------   ------------   ------------
Assets
Cash and cash equivalents               $  558.2       $  446.5       $  365.4
Accounts and notes receivable, net         121.4          206.1          205.1
Inventories                                914.6          971.2        1,118.8
Other current assets                        91.3           83.1           92.8
                                      ------------   ------------   ------------
  Total current assets                   1,685.5        1,706.9        1,782.1

Property, plant and equipment, net         438.3          421.6          413.4
Other assets                                95.5           99.4          121.0
                                      ------------   ------------   ------------
Total assets                            $2,219.3       $2,227.9       $2,316.5
                                      ============   ============   ============

Liabilities and Stockholders' Equity
Short-term debt                         $   39.5       $   36.0       $   41.8
Accounts payable                           409.8          312.6          433.1
Accrued expenses                           265.3          318.7          308.0
Income taxes payable                       150.2          160.9          142.2
                                      ------------   ------------   ------------
  Total current liabilities                864.8          828.2          925.1

Long-term debt, excluding current
 maturities                                546.5          591.3          589.8
Other non-current liabilities               81.3           80.3           79.5
                                      ------------   ------------   ------------
  Total liabilities                      1,492.6        1,499.8        1,594.4
                                      ------------   ------------   ------------
Stockholders' equity                       726.7          728.1          722.1
                                      ------------   ------------   ------------
Total liabilities and stockholders'
 equity                                 $2,219.3       $2,227.9       $2,316.5
                                      ============   ============   ============

RADIOSHACK CORPORATION AND SUBSIDIARIES
Consolidated Statements of Cash Flows (Unaudited)
(In millions)
                                                        Nine Months Ended
                                                           September 30,
                                                        2003         2002
                                                     ----------   ----------
Cash flows from operating activities:
 Net income                                           $ 171.2      $ 154.3
  Adjustments to reconcile net income to net cash
   provided by operating activities:
   Depreciation and amortization                         68.8         71.9
   Provision for credit losses and bad debts              0.5          3.9
   Other items                                           15.4         12.3
  Changes in operating assets and liabilities:
   Receivables                                           77.6         69.0
   Inventories                                           54.2       (169.0)
   Other current assets                                 (11.7)        (5.4)
   Accounts payable, accrued expenses and income
    taxes payable                                        33.7        158.3
                                                     ----------   ----------
Net cash provided by operating activities               409.7        295.3
                                                     ----------   ----------

Cash flows from investing activities:
 Additions to property, plant and equipment             (88.6)       (76.2)
 Proceeds from sale of property, plant and equipment      0.3          8.3
 Proceeds from sale of installation subsidiaries          4.7           -
 Other investing activities                              (2.5)        (0.1)
                                                     ----------   ----------
Net cash used in investing activities                   (86.1)       (68.0)
                                                     ----------   ----------
Cash flows from financing activities:
 Purchases of treasury stock                           (209.4)      (247.9)
 Sales of treasury stock to employee stock plans         27.1         30.8
 Proceeds from exercise of stock options                  6.4          7.8
 Dividends paid                                            -          (2.2)
 Changes in short-term borrowings, net                  (16.0)          -
 Additions to long-term borrowings                         -          32.1
 Repayments of long-term borrowings                     (20.0)       (83.9)
                                                     ----------   ----------
Net cash used in investing activities                  (211.9)      (263.3)
                                                     ----------   ----------

Net increase (decrease) in cash and cash equivalents    111.7        (36.0)
 Cash and cash equivalents, beginning of period         446.5        401.4
                                                     ----------   ----------
 Cash and cash equivalents, end of period             $ 558.2      $ 365.4
                                                     ==========   ==========